WARRANTS (Details Narrative)	6 Months Ended
Jun. 30, 2018 USD ($) Integer shares
Warrant expiry term	5 years
Fair value of the warrants	$ 57,499
L2 Capital, LLC [Member]
Warrant to purchase common shares | shares	7,638,092
Warrant incremental description

Note is funded by the Holder in cash, then on such funding date, the warrant shares shall immediately and automatically be increased by the quotient of 100% of the face value of the respective tranche and 110% of the VWAP of the common stock on the Trading Day immediately prior to the funding date of the respective tranche.

L2 Capital, LLC [Member] | Warrant [Member]
Initial tranche amount	$ 50,000
Number of tranches | Integer	2
L2 Capital, LLC [Member] | Convertible note [Member]
Initial tranche amount	$ 50,000